SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2000


                          Net/Tech International, Inc.
              -----------------------------------------------------
              (Exact name of registrant as specified in is charter)


      Delaware                                            22-3038309
   --------------                                         ----------
  (State or other                                      (I.R.S. Employer
  jurisdiction of                                     Identification No.)
   incorporation)

            1 WEST FRONT STREET, SUITE 30, RED BANK, NEW JERSEY 07701
               (Address of principal executive offices) (Zip Code)


                    Issuer's telephone number: (732) 345-1100

                                    N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                    FORM 8-K

              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In anticipation of the coming merger with ROI Corporation, a Georgia Corporation, located at Westside Center, 101 Emma Lane, Woodstock, Georgia, 30189, and the further expansion of the business, Net/Tech International, Inc. (Company) decided it needed a larger accounting firm with greater resources. As such, Mirsky, Furst & Associates, P. A., 201 Main Street, Fort Lee, New Jersey, 07024, is no longer the Company's certifying accountant.

At the annual meeting, held at the Company's corporate offices on March 20, 2000, the Company's shareholders ratified the Board's recommendation that BDO Seidman, LLP, 285 Peachtree Center Avenue, Suite 800, Atlanta, Georgia, 30303, become the Company's certifying accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Net/Tech International, Inc.

Dated:  April 7, 2000                  By: /s/ Glenn Cohen
                                           ----------------------
                                           President and Chief Executive Officer